THE INTEGRITY FUNDS

Supplement Dated July 07, 2020

to

Prospectus and Statement of Additional Information (“SAI”)
Dated January 21, 2020

and

Summary Prospectus Dated January 23, 2020

of:

Integrity Short Term Government Fund (the “Fund”)

Class A: MDSAX

Class I: MDSIX

Mr. Dominic Bruno, Senior Portfolio Manager on the management team for the Fund has retired from M.D. Sass Investors Services, Inc., the Fund’s sub-adviser, and Mr. Bruno no longer serves as a portfolio manager for the Fund.   The Fund continues to be managed by the sub-adviser’s portfolio management team, consisting of Mr. Lipkee Lu, Ms. Nancy Persoons, and Mr. Steve Clancy.

Accordingly, all references to Mr. Bruno in the Prospectus, Summary Prospectuses, and SAI of the Fund are deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.